EXHIBIT 32.1


                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                       AS ADOPTED PURSUANT TO SECTION 906
                        OF THE SARBANES-OXLEY ACT OF 2002


I,- David S. Bensol, Chief Executive Officer of Critical Home Care, Inc. (the "Company"), hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (a) the Annual Report on Form 10KSB of the Company for the year ended September 30, 2003, which this certification accompanies (the "Annual Report"), fully complies with the requirements of section 13 (a) of the Securities Exchange Act of 1934; and

     (b) the information contained in the Annual Report fairly presents, in all material condition and results of operations of the Company.


              Dated: February 17, 2004


                                                       /s/ David S. Bensol
                                                       -------------------

                                                       David S. Bensol
                                                       Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to Critical Home Care, Inc., and will be retained by Critical Home Care, Inc., and furnished to the Securities and Exchange Commission or its staff upon request.